As filed with the Securities and Exchange Commission on November 1, 2000


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                       _________________________________

                                   FORM 8-K


                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                October 31, 2000

                               RUDDICK CORPORATION
            (Exact name of registrant as specified in its charter)

                                 North Carolina
                (State or other jurisdiction of incorporation)

                                     1-6905
                            (Commission File Number)

                                   56-0905940
                       (IRS Employer Identification No.)

                       301 South Tryon Street, Suite 1800
                          Charlotte, North Carolina
                   (Address of principal executive offices)

                                      28202
                                    (Zip Code)

                                  (704) 372-5404
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On October 31, 2000, Ruddick Corporation, a North Carolina corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7. EXHIBITS.

99.1 News Release disseminated on October 31, 2000 by Ruddick Corporation.





                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RUDDICK CORPORATION


                                      By:  /s/ JOHN B. WOODLIEF
                                           John B. Woodlief
                                           Vice President - Finance




Dated: November 1, 2000